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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934





       Date of report (Date of earliest event reported): January 28, 1998


                               ON ASSIGNMENT, INC.
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               (Exact Name of Registrant as Specified in Charter)


        Delaware                       0-20540                  95-4023433
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(State or Other Jurisdiction        (Commission                (IRS Employer
   of Incorporation)                File Number)            Identification No.)


26651 West Agoura Road, Calabasas, California                    91302
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(Address of Principal Executive Offices)                       (Zip Code)


        Company's telephone number, including area code: (818) 878-7900



                                 Not applicable
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         (Former name or former address, if changed since last report.)






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ITEM 5. OTHER EVENTS

               On January 28, 1998, the Board of Directors of On Assignment, Inc. (the "Company") adopted and approved an amendment to Article II Section 5 of the Amended and Restated Bylaws of the Company. Following such amendment, the Company's bylaws allow holders of at least fifty percent (50%) of the Company's outstanding shares to call a special stockholders meeting, whereas the Company's previous bylaws permitted holders of ten percent (10%) of the Company's outstanding shares to call a special stockholders meeting.

ITEM 7. EXHIBITS.

        Exhibit
        Number     Description
        -------    -----------

        3.1           Amended and Restated Bylaws of the Company.



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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            ON ASSIGNMENT, INC.



Date:  February 4, 1998                     By:    /s/ Ronald W. Rudolph
                                                   ---------------------
                                            Name:  Ronald W. Rudolph
                                            Title: Sr. Vice President, Finance
                                                   & Operations Support,
                                                   and Chief Financial Officer




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                                  EXHIBIT INDEX



Exhibit
Number         Description
------         -----------

3.1            Amended and Restated Bylaws of the Company.